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                                                                    EXHIBIT 99.1

                             TERMINATION AGREEMENT


  TERMINATION AGREEMENT, dated as of September 4, 2001, by and among Cyberian Outpost, Inc., a Delaware corporation (the "Company"), PC Connection, Inc., a Delaware corporation ("PCC"), Merrimack Services Corporation, a Delaware corporation and an affiliate of PCC ("MSC"), and Fry's Electronics, Inc., a Delaware corporation ("Fry's").

  WHEREAS, the Company and PCC are parties to a Merger Agreement, dated as of May 29, 2001 (the "Merger Agreement");

  WHEREAS, in connection with the execution of the Merger Agreement, (i) the Company and PCC entered into a Stock Warrant Agreement, dated as of May 29, 2001 (the "Stock Warrant Agreement"); (ii) the Company and MSC entered into a Credit and Supply Agreement, Security Agreement and related Working Capital Promissory Note, each dated as of May 29, 2001 (the "Credit Agreement," the "Security Agreement" and the "Note," respectively); and (iii) certain stockholders of the Company granted irrevocable proxies in favor of PCC with respect to the transactions contemplated by the Merger Agreement (the "Proxies" and, collectively with the Merger Agreement, the Stock Warrant Agreement, the Credit Agreement, the Security Agreement and the Note, the "Transaction Documents");

  WHEREAS, the Company desires to enter into a Merger Agreement with Fry's (the "Fry's Agreement");

  WHEREAS, upon and in connection with the execution of the Fry's Agreement, the Company will have secured financing sufficient to enable the Company to pay MSC in full all amounts outstanding under the Credit Agreement and the Note;

  WHEREAS, PCC is willing to consent to the Company's execution of the Fry's Agreement, subject to the terms and conditions hereof.

  NOW, THEREFORE, in consideration of the premises and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

  SECTION 1. Subject to the conditions set forth below, and notwithstanding any provision to the contrary contained in the Transaction Documents, PCC hereby consents to the Company's entering into the Fry's Agreement.

  SECTION 2. Simultaneous with the execution of the Fry's Agreement, the Company hereby agrees:

     (a) To pay to MSC, by wire transfer of immediately available funds, the sum of $4,845,761.88, representing all amounts now or hereafter to become due from the Company to MSC, PCC and any of their Affiliates (as such term is defined in the Merger
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Agreement) under the Credit Agreement, the Security Agreement and the Note.
Concurrently herewith MSC shall designate in writing the account to which such funds shall be paid; and

     (b) To cause Paymentech, LLC, to release and forever discharge PCC and MSC from their obligations under that certain Credit Card Processing Services Agreement Guaranty Addendum dated May 30, 2001 (the "Guaranty Addendum").

  SECTION 3. PCC and MSC agree that the foregoing payment and release of the Guaranty Addendum shall be in full satisfaction of any obligation of the Company to MSC, PCC or any of their Affiliates under any of the Transaction Documents, and upon MSC's receipt of such payment and release, the Company shall have no further obligation to MSC, PCC or any of their Affiliates with respect to any of the same. PCC and MSC agree that each of them shall use its reasonable best efforts to cause to be filed as promptly as practicable UCC-2s, or comparable termination statements, as well as any other documents reasonably requested by the Company, so as to terminate any security interest, lien or UCC filing of PCC or MSC with respect to the Company or any of its assets.

  SECTION 4. Upon MSC's receipt of the payment pursuant to and at the time required by Section 2(a), and Paymentech's release of PCC and MSC from the Guaranty Addendum pursuant to and at the time required by Section 2(b):

     (a) The Transaction Documents shall terminate and become void, effective immediately; and

     (b) The following releases shall immediately become effective:

         (i) PCC and MSC hereby release, acquit, and forever discharge the Company and any of its subsidiaries, successors and assigns from (i) any interest PCC or MSC may have in the Company or any of its any assets and (ii) any obligation of the Company otherwise arising under or in connection with the Credit Agreement, the Security Agreement and the Note;

         (ii) PCC hereby terminates and forever releases any rights it may have under or with respect to the Proxies, and each of them, and covenants and agrees that it shall not seek to exercise any of the same; and PCC acknowledges and agrees that the Company stockholders granting such Proxies are third-party beneficiaries of this Section 4(b)(ii); and

         (iii) PCC and MSC hereby release, acquit, and forever discharge the Company, Fry's and their respective Affiliates, officers, directors, successors and assigns (the "Company Releasees" and the "Fry's Releasees", respectively), from all actions, causes of action, damages, judgments, losses, liabilities, demands and claims which PCC or MSC ever had, now has or may have, against the Company Releasees and the Fry's Releasees, from the beginning of the world to the effective time of this release, including but not limited to any and all actions, causes of action, damages, judgments, losses, liabilities, demands and claims arising out of or relating to the Transaction Documents and the Company's or Fry's actions or omissions in connection therewith.
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         (iv)   The Company and Fry's hereby release, acquit, and forever
discharge PCC, MSC and their respective Affiliates, officers, directors, successors and assigns (the "PCC Releases"), from all actions, causes of action, damages, judgments, losses, liabilities, demands and claims which the Company or Fry's ever had, now has or may have, against the PCC Releasees, from the beginning of the world to the effective time of this release, including but not limited to any and all actions, causes of action, damages, judgments, losses, liabilities, demands and claims arising out of or relating to the Transaction Documents (including without limitation any funding or lack thereof or any provision of or failure to provide inventory) and PCC's or MSC's actions or omissions in connection therewith.

  SECTION 5. PCC and MSC hereby represent and warrant that neither of them has sold, assigned or otherwise transferred, directly or indirectly, any interest either or both of them may have in, under or with respect to any of the Transaction Documents or the transactions contemplated thereby.

  SECTION 6. This Termination Agreement may be executed in one or more counterparts, each of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

  SECTION 7. This Termination Agreement may not be amended except by an instrument in writing signed by the parties hereto.

  SECTION 8. This Termination Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed and to be performed entirely within that State. Any dispute under this Agreement shall be brought and determined in the Chancery or other Courts of the State of Delaware.

  SECTION 9. Notwithstanding anything herein to the contrary, other than as required by law, each party hereto agrees that it shall hereafter make no public communication other than issuing the press release attached as Exhibit A hereto
(i) concerning any party's reasons for the termination of the Transaction Documents and the transactions contemplated thereby or (ii) in disparagement of any other party hereto.
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  IN WITNESS WHEREOF, the Company, PCC, MSC and Fry's have caused this
Termination Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

                              CYBERIAN OUTPOST, INC.

                              /s/ Danny Peck
                              ------------------------------
                              Name:   Danny Peck
                              Title:  CEO

                              PC CONNECTION, INC.

                              /s/ Wayne L. Wilson
                              ------------------------------
                              Name:  Wayne L. Wilson
                              Title: President and CEO

                              MERRIMACK SERVICES CORPORATION

                              /s/ Mark A. Gavin
                              ------------------------------
                              Name:  Mark A. Gavin
                              Title: SVP of Finance and CFO

                              FRY'S ELECTRONICS, INC.


                              /s/ Kathryn J. Kolder
                              ------------------------------
                              Name:  Kathryn J. Kolder
                              Title: Executive V.P.